Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                                 RULE 15d-14(b)
                                      and
                              18 U.S.C. Sec.1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sequiam Corporation (the "Company") on Form 10-QSB for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Nicholas H.
VandenBrekel, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and


     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered therein.


                                       /s/ Nicholas H. VandenBrekel

                                       Nicholas H. VandenBrekel
                                       President and Chief Executive Officer
                                       August 16, 2004


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